EXHIBIT 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Quarterly Report of BF Acquisition Group II, Inc. (the "COMPANY") on Form 10-QSB for the period ending January 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "REPORT"), I, William Colucci, Treasurer of the Company, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: June 16, 2004

                               /s/ William Colucci
                               ------------------------------
                               William Colucci, Treasurer
                               BF Acquisition Group III, Inc.